SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2006 (April 27, 2006)

CAPITOL BANCORP LTD.

(Exact name of registrant as specified in its charter)

Michigan (State or other jurisdiction of incorporation)	001-31708 (Commission File No.)	38-2761672 (IRS Employer Identification No.)

Capitol Bancorp Center
200 Washington Square North, Lansing, Michigan 48933
(Address of Principal Executive Offices)  (Zip Code)

(517) 487-6555
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Richard A. Henderson was unanimously elected to the Board of Directors of Capitol Bancorp Ltd. ("Capitol") by Capitol's Board at its April 27, 2006 meeting. Mr. Henderson was not appointed to any of Capitol's committees at this time. Mr. Henderson does not have any relationships requiring disclosure by Capitol under any paragraph of Item 404 of Regulation S-K. Mr. Henderson's election is effective May 15, 2006. Capitol issued a press release announcing the election on May 2, 2006. A copy of this press release is attached as Exhibit 99.1 to this Item 5.02.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 2, 2006	CAPITOL BANCORP LTD. (Registrant) /s/ Joseph D. Reid Joseph D. Reid Chief Executive Officer

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INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit
99.1	Press Release dated May 2, 2006

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